PENNSYLVANIA POWER COMPANY
             MASTER DECOMMISSIONING TRUST AGREEMENT
                 FOR BEAVER VALLEY POWER STATION
                  AND PERRY NUCLEAR POWER PLANT





















                                           Dated:  April 21, 1995






















                        TABLE OF CONTENTS


                                                             Page
                                                             ----



                        I.  DEFINITIONS

     1.01  Definitions . . . . . . . . . . . . . . . . . . .   3

           II.  MASTER TRUST PURPOSE, NAME AND FUNDS

     2.01  Master Trust Purpose. . . . . . . . . . . . . . .   9
     2.02  Establishment of Master Trust . . . . . . . . . .   9
     2.03  Acceptance of Appointment . . . . . . . . . . . .  10
     2.04  Name of Master Trust. . . . . . . . . . . . . . .  10
     2.05  Division of Master Trust. . . . . . . . . . . . .  10
     2.06  Designation of Funds. . . . . . . . . . . . . . .  11
     2.07  Duties of Authorized Representatives. . . . . . .  11
     2.08  No Authority to Conduct Business. . . . . . . . .  12
     2.09  No Transferability of Master Trust. . . . . . . .  12

               III.   BENEFICIARY OF MASTER TRUST

     3.01  Company to be Beneficiary . . . . . . . . . . . .  13

                 IV.   CONTRIBUTIONS AND INCOME

     4.01  Contributions . . . . . . . . . . . . . . . . . .  13
     4.02  Allocation of Net Income. . . . . . . . . . . . .  13
     4.03  Pool Withdrawals. . . . . . . . . . . . . . . . .  14
     4.04  Subsequent Transfers. . . . . . . . . . . . . . .  15

                        V.  DISTRIBUTIONS

     5.01  Payment of Decommissioning Costs and
           Administrative Costs. . . . . . . . . . . . . . .  15
     5.02  Payment of Administrative Expenses. . . . . . . .  16
     5.03  Fees. . . . . . . . . . . . . . . . . . . . . . .  17
     5.04  Liquidation of Investments. . . . . . . . . . . .  17

                        VI.   TERMINATION

     6.01  Termination of Funds and Master Trust in
           General . . . . . . . . . . . . . . . . . . . . .  18
     6.02  Distribution of Master Trust and Funds Upon
           Termination . . . . . . . . . . . . . . . . . . .  18



                         VII.   TRUSTEES

     7.01  Designation and Qualification of Successor
           Trustee(s). . . . . . . . . . . . . . . . . . . .  19
     7.02  Exoneration from Bond . . . . . . . . . . . . . .  20
     7.03  Resignation . . . . . . . . . . . . . . . . . . .  20
     7.04  Transactions With Third Parties . . . . . . . . .  21
     7.05  Accounts and Reports. . . . . . . . . . . . . . .  21
     7.06  Tax Returns and Other Reports . . . . . . . . . .  22
     7.07  Liability. . . . . . . . . . . . . .  . . . . . .  24

                       VIII.   INVESTMENTS

     8.01  Appointment of Investment Manager(s). . . . . . .  25
     8.02  Direction by Investment Manager(s). . . . . . . .  26

                  IX.  TRUSTEE'S GENERAL POWER

     9.01  Holding of Securities . . . . . . . . . . . . . .  29
     9.02  Borrowing . . . . . . . . . . . . . . . . . . . .  29
     9.03  Retention and Removal of Professional and
           Employee Services . . . . . . . . . . . . . . . .  29
     9.04  Delegation of Ministerial Powers. . . . . . . . .  30
     9.05  Powers of Trustee to Continue Until Final
           Distribution. . . . . . . . . . . . . . . . . . .  30
     9.06  Discretion in Exercise of Powers. . . . . . . . .  30
     9.07  Deposition of Funds . . . . . . . . . . . . . . .  30
     9.08  Market Inventory Funds. . . . . . . . . . . . . .  31
     9.09  Loaning of Securities . . . . . . . . . . . . . .  31
     9.10  Retention of Uninvested Cash. . . . . . . . . . .  31

                 X. TRUSTEE'S INVESTMENT POWERS

     10.01  General Investment Powers. . . . . . . . . . . .  32

                        XI. MISCELLANEOUS

     11.01  Headings . . . . . . . . . . . . . . . . . . . .  32
     11.02  Particular Words . . . . . . . . . . . . . . . .  33
     11.03  Severability of Provisions . . . . . . . . . . .  33
     11.04  Delivery of Notices Under Agreement. . . . . . .  33
     11.05  Alterations and Amendments . . . . . . . . . . .  34
     11.06  Successors and Assigns . . . . . . . . . . . . .  35
     11.07  Governing Law; Jurisdiction; Certain Waivers . .  35
     11.08  Accounting Year. . . . . . . . . . . . . . . . .  36
     11.09  Counterparts . . . . . . . . . . . . . . . . . .  36
     11.10  Decommissioning Liability. . . . . . . . . . . .  36


SCHEDULE A          PERMITTED INVESTMENTS

EXHIBIT A           CERTIFICATE







             MASTER DECOMMISSIONING TRUST AGREEMENT
             --------------------------------------

          AGREEMENT made as of this 21st day of April, 1995, between PENNSYLVANIA POWER COMPANY, a Pennsylvania corporation (the "Company"), and MELLON BANK, N.A., as Trustee (the "Trustee"), a national banking association duly organized and validly existing under the laws of the United States of America.

          WHEREAS, the Company has ownership interests as a tenant in common of undivided interests in Beaver Valley Power
Station Unit No. 1 and Perry Nuclear Power Plant Unit No. 1;

          WHEREAS, Beaver Valley No. 1 and Perry No. 1 are, or are designed to be, nuclear fueled electric generating units which will require Decommissioning at the end of their useful life; and

          WHEREAS, pursuant to the requirements of the Pennsylvania Public Utility Commission ("PPUC") and the Nuclear Regulatory Commission ("NRC"), the Company is generally required to create an external source of funding to provide for the costs associated with the Decommissioning of its proportionate share of nuclear fueled electric generating units in which it has an interest; and

          WHEREAS, pursuant to Section 468A of the Internal Revenue Code of 1986, as amended, certain federal income tax benefits are available to the Company as a result of creating and making contributions to certain nuclear decommissioning reserve funds; and

          WHEREAS, the Company, in order to comply with the requirements of the PPUC and NRC, and in order to be in a position to take advantage of the federal income tax benefits available under the aforementioned Section 468A, established as of March 15, 1988 and March 10, 1989 Qualified Funds to hold amounts in trust for the future Decommissioning of each of the Units and a Nonqualified Fund to hold amounts in trust for the Decommissioning of Beaver Valley No. 1; and

          WHEREAS, PNC Bank, N.A., Pittsburgh, Pennsylvania, and First Western Trust Services Company, New Castle, Pennsylvania, which served as Trustee(s) under the master trust(s) for Beaver Valley No. 1 and Perry No. 1, respectively, from their respective inception dates, have been replaced as Trustee(s) by Mellon Bank, N.A.; and

          WHEREAS, the Company and Mellon Bank, N.A. (acting as Trustee) wish to amend the agreements dated as of March 15, 1988 (PNC Bank, N.A.) and March 10, 1989 (First Western Trust Services Company) which established the master trust(s) thereunder and to restate such agreements in their entirety in a single agreement forming one master trust (the "Master Trust") wherein each of the Funds constitutes a separate trust under the Master Trust.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Trustee hereby acknowledges that it has accepted appointment as successor Trustee under the Master Trust and agrees (a) to serve as such on the terms and conditions herein set forth and (b) to accept, from and after the date first above written, Contributions to the Master Trust delivered to it from time to time by or on behalf of the Company;

          TO HAVE AND TO HOLD such assets, together with the assets of the master trust which it received upon becoming successor Trustee thereunder; and

          TO INVEST AND REINVEST the same as provided herein;

          IN TRUST NEVERTHELESS, for the uses and purposes and upon the terms and conditions, as hereinafter set forth; and

          TO PAY OR DISTRIBUTE from the Master Trust as provided herein.


                         I.  DEFINITIONS
                             -----------

          1.01  Definitions.  As used in this Master
                -----------
Decommissioning Trust Agreement, the following terms shall have the following meanings:

          (1)   "Agreement" shall mean this Master
Decommissioning Trust Agreement as the same may be amended, modified, or supplemented from time to time.

          (2) "Applicable Law" shall mean all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other judicial or quasi judicial tribunal of competent jurisdiction (including those pertaining to health, safety, the environment or otherwise).

          (3) "Applicable Tax Law" shall mean Section 468A of the Code (or comparable subsequent provision of the Code) and the regulations thereunder, and any other provision of the Code relating to the Federal taxation of the Funds or credits or deductions based on Contributions.

          (4) "Authorized Representative" shall mean the persons designated as such pursuant to Section 2.07 hereof.

          (5) "Beaver Valley No. 1" shall mean the nuclear generating unit located at the Beaver Valley Power Station and known as Unit 1, together with its associated facilities and equipment.

          (6) "Beaver Valley Power Station" shall mean the electric generating station located on the south bank of the Ohio
River in Beaver County, Pennsylvania, approximately 25 miles northwest of Pittsburgh.

          (7) "Business Day" shall mean a day that is not a Saturday or Sunday or a legal holiday in the Commonwealth of Pennsylvania.

          (8) "Certificate" shall mean a document properly completed and executed by an Authorized Representative of the Company and substantially in the form of Exhibit A hereto as it may from time to time be amended.

          (9)  "Code" shall mean the Internal Revenue Code of
1986, as the same may be amended from time to time.

          (10) "Company" shall have the meaning set forth in the opening paragraph of this Agreement.

          (11) "Contribution" shall mean any contribution, cash or otherwise, made to the Trustee for deposit in one or more of the Funds and in such subaccount thereunder as provided in this Agreement. No contribution which consists of real property shall be permitted.

          (12) "Decommissioning" shall mean the decommissioning and retiring of a nuclear generating unit from commercial service under Applicable Law and, to the extent a method of decommissioning is not prescribed by Applicable Law, by the method of decommissioning determined as provided in the operating agreement relating to such unit, and may include the removal (as a facility) of such unit safely from service, the dismantling, shipping, long-term storage and disposal of all radioactive parts and components of such unit and the reduction of residual radioactivity at the site of such unit, including reduction of residual radioactivity to a level that permits, and the removal of non-contaminated structures and components and such restoration as shall be necessary or desirable to permit, the release of the property for unrestricted use and termination of the NRC license relating to the unit. This process may include, but is not limited to (a) the removal of both radioactively contaminated and radioactively uncontaminated portions of the unit, and shipping, long-term storage and disposal of the same, in each case, in accordance with Applicable Law at the end of the useful life of such unit or if there shall be no Applicable Law at that time, in accordance with the operating agreement with respect to such unit (b) work done to the site of the unit and its associated equipment and facilities and to adjacent areas, whether or not such areas are contiguous to such site, in order to decontaminate such site and such areas and (c) work done by or on behalf of the Company (or for which the Company is charged) to the site where any portion of the unit and its associated equipment and facilities are to be stored or disposed of in order to prepare and maintain such site as a storage or disposal site.

          (13) "Decommissioning Costs" shall mean all costs and expenses relating or allocable to, or incurred in connection with Decommissioning, including but not limited to the removal of the equipment, structures and portions of a nuclear generating unit and its site containing radioactive contaminants or the decontamination of the same, plus, in the case of decontamination, the cost of removal, shipping and long-term storage or disposal of such equipment structures and portions; provided, however, that if Applicable Law prohibits the foregoing or imposes requirements that are more costly to implement than the removal, shipping, storage, disposal or decontamination referred to above in this definition, the term "Decommissioning Costs" shall mean all costs and expenses relating or allocable to, or incurred in connection with, the most costly requirements imposed by Applicable Law with respect to radioactive contaminants after a nuclear generating unit ceases operation.

          (14) "Funds" shall mean the Qualified Funds and the Nonqualified Funds, collectively.

          (15) "Governmental Authority" shall mean any Federal, state, county, municipal, foreign, international, regional or other governmental authority, agency, board, body, instrumentality or court, including, without limitation, the NRC and the PPUC.

          (16) "Investment Account" shall mean an account established by the Trustee pursuant to Section 8.01 hereof which consists of those assets in each Fund under the Master Trust designated by the Company for management by an Investment
Manager.

          (17) "Investment Manager(s)" shall mean the person(s) appointed by the Company pursuant to Section 8.01 hereof, including any employees of the Company or its affiliated companies.

          (18) "Investment Manager Agreement(s)" shall mean an agreement(s) between the Company and an Investment Manager(s) appointed by the Company which agreement governs the management of all or a portion of the Funds.

          (19) "Master Trust" shall have the meaning ascribed thereto in the seventh WHEREAS clause of this Agreement.

          (20) "Nonqualified Funds" shall mean, collectively, the Funds not constituting Qualified Funds established under, and in accordance with, Section 2.02(b) or Section 2.05 of the Master Trust with respect to any of the Units. Each Nonqualified Fund shall have such subaccounts as are provided for herein or as the Company may otherwise specify.

          (21) "NRC" shall have the meaning ascribed thereto in the third WHEREAS clause of this Agreement or any successor agency.

          (22) "Order" shall mean any order relating to Decommissioning issued by a Governmental Authority and applicable to one or more of the Units.

          (23) "Permitted Investment" shall mean, at any particular time, each investment shown on Schedule A hereto to be permissible at such time.

          (24) "Perry No. 1" shall mean the nuclear generating unit located at the Perry Nuclear Power Plant and known as Unit
1, together with its associated facilities and equipment.

          (25) "Perry Nuclear Power Plant" shall mean the electric generating station located on the shore of Lake Erie in Lake County, Ohio, approximately 35 miles northeast of Cleveland.

          (26) "PPUC" shall have the meaning ascribed thereto in the third WHEREAS clause of this Agreement or any successor agency.

          (27) "Qualified Funds" shall mean, collectively, the accounts established under, and in accordance with, Section 2.02(b) of the Master Trust for purposes of Section 468A of the Code which are designated as such in the records of the Trustee. Each Qualified Fund shall have such subaccounts as are specified herein or as the Company may otherwise specify. Contributions, if any, made with respect to each such Fund in any year shall not exceed the amount permitted to be made to such Fund with respect to the year in question in order for the Company to be allowed to take the deduction afforded by Section 468A of the Code. It shall be the Company's responsibility and not that of the Trustee to monitor the amount of such contributions.

          (28)  "Service" shall mean the Internal Revenue
Service.

          (29) "Trustee" shall have the meaning ascribed thereto in the opening paragraph of this Agreement or any successor appointed pursuant to Section 7.01 hereof.

          (30)  "Units" shall mean Beaver Valley No. 1 and Perry
No. 1, collectively.

            II.  MASTER TRUST PURPOSE, NAME AND FUNDS
                 ------------------------------------

          2.01  Master Trust Purpose.  The exclusive purpose of
                --------------------
this Master Trust is to accumulate and hold funds for the contemplated Decommissioning of the Units and to expend funds for that purpose.


          2.02  Establishment of Master Trust.  By execution of
                -----------------------------
this Agreement, the Company and the Trustee:

          (a) reaffirm the establishment of the master trusts established on March 15, 1988 and March 15, 1989 to provide for the Decommissioning Costs of the Units and confirm the consolidation of said master trusts as a single trust under this Agreement;

          (b) reaffirm the establishment of a Qualified Fund for each Unit and a Nonqualified Fund for Beaver Valley No. 1; and

          (c) reaffirms the appointment of Mellon Bank, N.A., as successor to PNC Bank, N.A., Pittsburgh, Pennsylvania, and First
Western Trust Services Company, New Castle, Pennsylvania, as
Trustee of the Master Trust.

          2.03  Acceptance of Appointment.  Upon the terms and
                -------------------------
conditions herein set forth, Mellon Bank, N.A. reaffirms acceptance of its appointment as Trustee of the Master Trust. The Trustee declares that it will hold all estate, right, title and interest it may acquire hereunder exclusively for the purposes set forth in this Article II. The Trustee shall receive any Contributions deposited with it by the Company in trust for the benefit of the Company (subject to the rights of other parties as contemplated by Section 3.01 hereof) and shall deposit such Contributions in one or more of the Funds, and in such subaccounts thereunder, as provided in Section 2.05 hereof and otherwise as the Company shall specify. The Trustee shall hold, manage, invest and administer such Contributions, together with earnings and appreciation thereon, in accordance with this Agreement.

          2.04  Name of Master Trust.  The Contributions received
                --------------------
by the Trustee (or by any predecessor or successor trustee) from the Company together with the proceeds, reinvestment and appreciation thereof shall constitute the "Pennsylvania Power
Company Master Decommissioning Trust."

          2.05  Division of Master Trust.  The Master Trust shall
                ------------------------
be divided by the Trustee into a Qualified Fund for each of the Units and a Nonqualified Fund for Beaver Valley No. 1 and into such other Nonqualified Funds as the Company from time to time shall establish. Each Fund shall constitute a separate trust under the Master Trust and shall be designated as relating to a particular Unit. Each Fund shall have subaccounts as the Company from time to time shall specify.

          The Trustee shall maintain such records as are necessary to reflect each Fund and each subaccount thereunder separately on its books from each other Fund and subaccount.

          2.06  Designation of Funds.  Upon (i) any Contribution
                --------------------
to the Master Trust; or (ii) any withdrawal from the Master Trust; or (iii) any transfer between the Funds or subaccounts thereunder, the Company shall designate (in writing), in accordance with Article IV or V, as applicable, the Fund(s), and the subaccount(s) thereunder, which is to be credited or debited for the amount of such Contribution, withdrawal or transfer, and the Trustee shall credit or debit the Fund(s), and the subaccount(s) thereunder, in accordance with such designation and shall be fully protected in relying thereon.

          2.07  Duties of Authorized Representatives.  The
                ------------------------------------
Company has empowered the Authorized Representatives and their delegates to act for the Company in all respects hereunder. The Authorized Representatives may act as a group or may designate one or more Authorized Representative(s) or delegate(s) to perform the duties described in the foregoing sentence. The Company shall provide the Trustee with a written statement setting forth the names and specimen signatures of the Authorized Representatives. The Authorized Representatives shall provide the Trustee with a written statement setting forth the names and specimen signatures of, and specific authority delegated to, any delegate of the Authorized Representatives. Until otherwise notified in writing by the Company, the Trustee may rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed or certified by any one or more Authorized Representatives or their designated delegate(s), and the Trustee shall be under no duty to make any investigation or inquiry as to the truth or accuracy of any statement contained therein.

          2.08  No Authority to Conduct Business.  The purpose of
                --------------------------------
this Master Trust is limited specifically to the matters set forth in Section 2.01 hereof, and there is no objective to carry on any business unrelated to the Master Trust purpose set forth in Section 2.01 hereof, or divide the gains therefrom.

          2.09  No Transferability of Master Trust.  Except as
                ----------------------------------
expressly provided in Article III hereof or in a supplement hereto, the interest of the Company in the Master Trust is neither transferable, whether voluntarily or involuntarily, by the Company nor subject to the payment of the claims of creditors of the Company; provided, however, that any creditor of the
                 ------------------
Company as to which a Certificate has been properly completed and submitted to the Trustee may assert a claim directly against the Master Trust in an amount not to exceed the amount specified in such Certificate.





               III.   BENEFICIARY OF MASTER TRUST
                      ---------------------------

          3.01  Company to be Beneficiary.  The beneficial
                -------------------------
ownership of the Funds shall, subject to the purpose of the Master Trust, be at all times in the Company.


                 IV.   CONTRIBUTIONS AND INCOME
                       ------------------------

          4.01  Contributions.  The Company shall make
                -------------
Contributions to any Fund from time to time as it shall deem necessary or appropriate. The Trustee, if so instructed by the Company, shall have the ability to return Contributions to the Company if the Company determines that such Contributions are excessive in light of Applicable Law or Applicable Tax Law.

          4.02  Allocation of Net Income.  Upon written consent
                ------------------------
of the Company, assets of a Qualified Fund relating to one of the Units may be pooled, but only with the assets of the Qualified Fund relating to the other Unit; provided that the book and tax allocations of the Qualified Fund pool are made in proportion to each Qualified Fund's relative book capital accounts. The Trustee may pool the assets of the Nonqualified Funds or of any subaccount thereunder for investment purposes upon the written consent of the Company and, upon so doing, shall treat each Fund or subaccount so pooled as having received or accrued a pro rata portion (based on the principal balances of the Funds or subaccount so pooled) of the net income of the Master Trust (including appreciation) related to such pooled assets in any accounting period of the Master Trust. Without limiting the requirements of Section 7.05 hereof, the Trustee shall maintain such separate records of each of the Funds and the subaccounts thereunder as are necessary to reflect the assets thereof and the allocation of income and losses among the Funds and subaccounts thereunder. The Trustee may rely upon the written opinion of legal counsel of the Company, who may be an employee of the Company, with respect to any question arising under this Section 4.02.

          With respect to the pooling of investments authorized by this Section 4.02, no part of any Fund's interest in such pool (or that of the Company or any transferee (a "Transferee") of any interest of the Company in either of the Units), nor any right pertaining to such interest (including any right to substitute another entity for the Fund or for the Company or any Transferee, as holder of investments pooled pursuant to this Section 4.02) may be sold, assigned, transferred or otherwise alienated or disposed of by any holder of an interest in the pool unless the written consent to the transfer of every other holder of interests in such pool is obtained in advance of any such transfer.

          4.03  Pool Withdrawals.  A Fund's investment in a
                ----------------
pooled arrangement may be withdrawn from the pool (but not from the Master Trust, except as otherwise permitted by this Agreement) at any time upon written notice to the Trustee by the Fund, after consultation with the Company or, to the extent a Transferee has an interest in such Fund, with a Transferee. If the Fund withdraws its entire interest in a pool, the pooled arrangement shall terminate 30 days after notice of final withdrawal has been given by any withdrawing Fund. If the pooled arrangement terminates, each Fund's assets will be segregated into a separate account (which may include subaccounts) under the Master Trust, and, if the Funds are Qualified Funds, no further commingling of Qualified Funds may occur for a period of at least one year after such termination.

          Section 4.02 and this Section 4.03 apply to transfers of interests within, and withdrawals from, a pooling arrangement. Nothing within these sections shall be interpreted to permit or to limit transfer of interests in, or withdrawals from, a Fund, which transfers and withdrawals are governed by other provisions of this Agreement. In addition, the provisions of Section 4.02 and this Section 4.03 shall not limit the Trustee's authority to invest in permissible common or collective trust funds.

          4.04  Subsequent Transfers.  Upon receipt of a written
                --------------------
directive of the Company signed by an Authorized Representative which sets forth an amount to be transferred from one of the Funds or subaccount thereunder and states that such amount should be transferred to one or more other Funds or subaccount as specified, the Trustee shall transfer such amount to the Fund(s) or subaccount specified by the Company in the written directive and shall be fully protected in relying thereon. The Company shall not direct any transfer to or from a Qualified Fund which would violate the provisions of Section 468A of the Code.



                        V.  DISTRIBUTIONS
                            -------------

          5.01  Payment of Decommissioning Costs and
                ------------------------------------
Administrative Costs.  In addition to payments otherwise
- --------------------
authorized by this Agreement, the Trustee shall make payments out of the Funds or any subaccount thereunder upon presentation to the Trustee of a Certificate by the Company instructing the Trustee to disburse amounts in the Funds or any subaccount thereunder in a manner designated in such Certificate for purposes of paying costs, liabilities and expenses of Decommissioning or, if so specified, administrative costs related to services authorized by the Company pursuant to Section 9.03. If the assets of any Fund or subaccount thereof are insufficient to permit the payment in full of amounts to be paid pursuant to a Certificate, the Trustee shall have no liability with respect to such insufficiency and no obligation to use its own funds to pay the same, except as it might otherwise be liable under this Agreement because of its negligence or wilful misconduct. Notwithstanding any other provision contained herein to the contrary, assets in the Qualified Funds must be used as authorized by Code Section 468A and the regulations thereunder but the Trustee shall have no liability with respect to a failure to so use such assets so long as it is following instructions given by the Company.

          5.02  Payment of Administrative Expenses.  In addition
                ----------------------------------
to the payment of administrative costs paid pursuant to Section
5.01 hereof, from time to time, the Trustee shall make payments of all reasonable administrative expenses (including, reasonable out-of-pocket expenses and Trustee's fees as specified in the agreement referred to in Section 5.03 hereof and taxes, other than taxes payable on the income of the Trustee) in connection with the operation of the Master Trust pursuant to this Agreement. All such administrative expenses and incidental expenses of the Master Trust shall require prior written authorization of the Company and shall be allocated proportionately among the Funds (based on the fair market value of each Fund immediately prior to any such payment) and within each Fund among the subaccounts in the proportion that the balance in each subaccount bears to the aggregate balance of all subaccounts in such Fund, provided that income taxes shall be allocated among the Qualified Funds and Nonqualified Funds in accordance with the income tax actually imposed on each such Fund. The Trustee shall maintain such records as are necessary to reflect the allocation of administrative expenses and incidental expenses among the Funds and subaccounts in accordance with this Section 5.02. If the assets of any Fund or subaccount thereof are insufficient to permit the payment in full of amounts payable under this Section 5.02, the Trustee shall have no liability with respect to such insufficiency and no obligation to use its own funds to pay the same, except as it might otherwise be liable under this Agreement because of its negligence or wilful misconduct.

          5.03  Fees.  The Trustee shall receive as exclusive
                ----
compensation for its services such reasonable amounts as may from time to time be agreed to by the Trustee and the Company.

          5.04  Liquidation of Investments.  At the direction of
                --------------------------
the Company or any Investment Manager (with respect to Funds or portions thereof specified to be under the control of such Investment Manager as to investment in an Investment Manager Agreement), the Trustee shall sell or liquidate such investments of the Funds as may be specified. The proceeds of any such sale or liquidation shall be credited pro rata to the Fund or Funds and within each Fund to the subaccount or subaccounts thereunder to which such investments were credited prior to such sale or liquidation.


                        VI.   TERMINATION
                              -----------

          6.01  Termination of Funds and Master Trust in General.
                ------------------------------------------------
Each Fund established hereunder shall terminate only upon the earlier of (i) the completion of the Decommissioning of the Unit to which it relates (as evidenced by written notification of that fact to the Trustee by the Authorized Representative accompanied by evidence of the concurrence of the NRC with respect thereto, or (ii) twenty-one (21) years after the death of the last survivor of each Person who was an officer or director of the Company on March 15, 1988 and each of their descendants born on or prior to March 15, 1988. This Master Trust shall terminate upon the termination of all of the Funds. Prior to its termination this Master Trust shall be irrevocable.

          6.02  Distribution of Master Trust and Funds Upon
                -------------------------------------------
Termination.  Upon termination of this Master Trust or of the
- -----------
Funds with respect to a particular Unit, the Trustee shall assist the Company or the Investment Manager(s) in liquidating the assets of the Master Trust or such Funds, as the case may be, and distributing the then existing assets thereof (including accrued, accumulated and undistributed net income), less all reasonable final administrative costs and expenses agreed to by the Company (including accrued taxes), to the Company; provided, however,
                                            --------  -------
that no such distribution shall be made unless the conditions set forth in Section 6.01 shall have been satisfied.


                         VII.   TRUSTEES
                                --------

          7.01  Designation and Qualification of Successor
                ------------------------------------------
Trustee(s).  At any time during the term of this Master Trust,
- ----------
the Company shall have the right to remove the Trustee (at the Company's sole discretion) acting hereunder and appoint another qualified entity as a successor Trustee upon thirty (30) days' notice in writing to the Trustee, or upon such shorter notice as may be acceptable to the Trustee. In the event that the bank or trust company serving as Trustee or successor Trustee shall: (a) become insolvent or admit in writing its insolvency; (b) be unable or admit in writing its inability to pay its debts as such debts mature; (c) make a general assignment for the benefit of creditors; (d) have an involuntary petition in bankruptcy filed against it; (e) commence a case under or otherwise seek to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law, statute, or proceeding or (f) resign, the Company shall appoint a successor Trustee as soon as practicable. In the event of any such removal or resignation, the Trustee or successor Trustee shall have the right to have its accounts finalized as provided in Section 7.05 hereof. Any successor to the Company, as provided herein, shall have the same right to remove and to appoint any Trustee or successor Trustee.

          Any successor Trustee shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $250,000,000 (in 1988 dollars), if there be such an institution willing, able and legally qualified to perform the duties of Trustee hereunder upon reasonable or customary terms.

          Any successor Trustee shall qualify by a duly acknowledged acceptance of this Master Trust, delivered to the Company. Upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to such successor Trustee the assets then constituting the Master Trust. Any successor Trustee shall have all the rights, powers, duties and obligations herein granted to the original Trustee.

          7.02  Exoneration from Bond.  No bond or other security
                ---------------------
shall be exacted or required of any Trustee or successor Trustee appointed pursuant to this Agreement.

          7.03  Resignation.  The Trustee or any successor
                -----------
Trustee may resign and be relieved as Trustee at any time without prior application to or approval by or order of any court, by a duly acknowledged instrument, which shall have been delivered to the Company by the Trustee no less than sixty (60) days prior to the effective date of such Trustee's resignation or upon such shorter notice as may be acceptable to the Company. If for any reason the Company cannot or does not act in the event of the resignation of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor Trustee and the cost of making such application shall be an administrative expense.

          7.04  Transactions With Third Parties.  No person or
                -------------------------------
organization dealing with the Trustee hereunder shall be required to inquire into or to investigate its authority for entering into any transaction or to see to the application of the proceeds of any such transaction.

          7.05  Accounts and Reports.  The Trustee shall keep
                --------------------
accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder with respect to each Fund and each subaccount thereunder in accordance with specifications of the Company and generally accepted accounting principles, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company. Within 8 Business Days following the close of each month, the Trustee shall provide a written report of the market value of each Fund and each subaccount thereunder, prepared on an accrual basis which shall set forth all investments, receipts and disbursements and other transactions effected by it during the month and containing an exact description of all cash and securities contributed, purchased, sold or distributed and the cost or net proceeds of sale, and showing all cash, and securities and other investments held at the end of such month and the cost and fair market value of each item thereof as carried on the books of the Trustee.
Such accounts and reports shall be based on the accrual method of reporting net income and expenses and shall show the portion of the assets applicable to each Fund and subaccount thereunder and shall also identify all disbursements from each Fund and subaccount thereunder.

          In addition to the foregoing, on or before January 31 in each calendar year, the Trustee shall submit such reports to any Governmental Authority as may be required under any applicable regulation.

          All records and accounts maintained by the Trustee with respect to the Master Trust and the Funds shall be preserved at least until one year after the termination of the Master Trust and thereafter for such additional period as may be required under any applicable law. Upon the expiration of any such required retention period, the Trustee shall have the right to destroy such records and accounts after first notifying the Company in writing of its intention and transferring to the Company any records and accounts requested by the Company.

          7.06  Tax Returns and Other Reports.  The Trustee shall
                -----------------------------
prepare, execute and timely file all federal, state and local income or franchise tax returns or other reports (including estimated tax returns and information returns) as may be required from time to time with respect to the Qualified Funds, and the Company agrees to provide the Trustee in a timely manner with any information within its possession, and to cause the Investment Manager(s) to provide the Trustee with any information in its possession, which is necessary to such filings. The Trustee shall prepare and submit to the Company in a timely manner all information requested by the Company regarding the Funds required to be included in the Company's federal, state and local income tax returns or other reports (including estimated tax returns and information returns). Subject to the limitations contained in
Section 9.03 hereof, the Trustee may employ independent certified public accountants or other tax counsel to prepare or review such returns and reports and the cost thereof shall be an administrative cost. The Trustee agrees to remit from the Master Trust appropriate payments or deposits of federal, state and local income or franchise taxes directly to the taxing agencies or authorized depositaries in a timely manner. Notwithstanding
Section 7.07 hereof, any interest or penalty charges assessed against the Master Trust pursuant to Chapters 67 or 68 of the Code, or pursuant to any similar state or local tax provisions, as a result of the Trustee's failure to comply with this Section
7.06 (other than as a result of the Company's failure to provide or cause to be provided the information that it has agreed to provide or cause to be provided in this Section 7.06) shall be borne by the Trustee and not the Master Trust. The Trustee agrees to notify immediately the Company in writing of the commencement of the audit of any Qualified Fund's federal, state, or local tax returns, and to participate with the Company on behalf of the Qualified Funds in such audits and related inquiries. The Trustee further agrees to provide the Company with any additional information in its possession regarding the Master Trust which may be requested by the Company to be furnished in an audit of the Company's federal, state, or local tax returns within 30 days of receipt of notice of audit but in no event less than 15 days prior to the commencement of any audit.

          In addition, the Trustee, upon being instructed by the Company to do so, shall file within thirty days of the filing thereof with a State or Federal agency, copies of the documents so filed that the Master Trust is required to file with any other State or Federal agency, including without limitation tax returns.

          7.07  Liability.  (a) The Trustee shall be liable only
                ---------
for such Trustee's own acts or omissions (and those of its officers and employees) occasioned by the willful misconduct or negligence of such Trustee (or that of its officers and employees).

          (b) Notwithstanding anything contained in this Agreement to the contrary, the Trustee agrees to refrain from authorizing or carrying out transactions that would constitute "self-dealing" under Code Section 468A(e) (5) or Code Section 4951 (or any applicable successor provisions). If the Trustee authorizes or carries out any transaction in violation of the provisions of this clause (b), the Trustee (and not the Master Trust or any Qualified Fund) shall be liable for any tax imposed on the Master Trust, any Qualified Fund, or the Trustee pursuant to Code Section 4951 (or any applicable successor provision) and for any loss or damage sustained by the Master Trust, any Qualified Fund, or the Company; provided, however, that the Trustee shall have no such liability with respect to transactions authorized or carried out pursuant to specific written instructions of the Company.

          (c) The Company shall indemnify the Trustee and hold it harmless against any and all claims, losses, liabilities, excise taxes, damages or expenses (including reasonable attorneys' fees and expenses) howsoever arising from or in connection with this Agreement or the responsible performance of its duties hereunder, together with any income taxes imposed on the Trustee as a result of any indemnity paid to it hereunder, provided that nothing contained herein shall require that the Trustee be indemnified for any liability imposed pursuant to clauses (a) or (b) of this
Section 7.07. Nothing contained herein shall limit or in any way impair the right of the Trustee to indemnification under any other provision of this Agreement.


                       VIII.   INVESTMENTS
                               -----------

          8.01  Appointment of Investment Manager(s).  The
                ------------------------------------
Company may appoint one or more Investment Managers to direct the investment of all or part of the Funds under the Master Trust. The Company shall also have the right to remove any such Investment Manager(s). Whenever such appointment is made, the Company shall provide written notice of such appointment to the Trustee, shall specify the portion of the Funds under the Master Trust with respect to which an Investment Manager has been designated, and shall instruct the Trustee to segregate into an Investment Account for each Fund those assets designated for management by the Investment Manager. Each Investment Account shall be divided into subaccounts as the Company from time to time shall specify. To the extent that assets are segregated into an Investment Account, the Trustee shall be released and relieved of all investment responsibilities with respect to the assets in the Investment Account, and as to such Investment Account the Trustee shall act as custodian. An Investment Manager shall certify in writing to the Trustee the identity of the person or persons authorized to give instructions or directions to the Trustee on its behalf, including specimen signatures. The Trustee may continue to rely upon all such certifications unless otherwise notified in writing by the Company or an Investment Manager, as the case may be.

          8.02  Direction by Investment Manager(s).  An
                ----------------------------------
Investment Manager appointed by the Company to manage an Investment Account shall have authority, subject to the limitations set forth in Schedule A hereto, to manage and to direct the acquisition and disposition of the assets of the Funds under the Master Trust, or a portion thereof, as the case may be, and, after notification of such appointment, the Trustee shall exercise the powers set forth in Article X hereof with respect to those assets only when, if, and in the manner directed by the Company in writing, and shall not be under any obligation to invest or otherwise manage any assets in the Investment Account. An Investment Manager shall have the power and authority, exercisable in its sole discretion at any time, and from time to time, to issue and place orders for the purchase or sale of portfolio securities directly with qualified brokers or dealers. The Trustee, upon proper notification from an Investment Manager, shall settle the transactions in accordance with the appropriate trading authorizations. Written notification of the issuance of each such authorization shall be given promptly to the Trustee by an Investment Manager, and such Investment Manager shall cause the settlement of such transaction to be confirmed in writing to the Trustee, and to the Company, by the broker or dealer. Such notification shall be proper authority for the Trustee to pay for portfolio securities purchased against receipt thereof and to deliver portfolio securities sold against payment therefor, as the case may be. All directions to the Trustee by an Investment Manager shall be in writing and shall be signed by a person who has been certified by such Investment Manager pursuant to Section
8.01 hereof as authorized to give instructions or directions to the Trustee.

          Should an Investment Manager at any time elect to place security transactions directly with a broker or dealer, the Trustee shall not recognize such transaction unless and until it has received instructions or confirmation of such fact from an Investment Manager. Should an Investment Manager direct the Trustee to utilize the services of any person with regard to the assets under its management or control, such instructions shall be in writing and shall specifically set forth the actions to be taken by the Trustee as to such services. In the event that an Investment Manager places security transactions directly or directs the utilization of a service, such Investment Manager shall be solely responsible for the acts of such persons. The sole duty of the Trustee as to such transactions shall be incident to its duties as custodian.

          The authority of an Investment Manager and the terms and conditions of the appointment and retention of an Investment Manager(s) shall be the responsibility solely of the Company, and the Trustee shall not be deemed to be a party to, or to have any obligations under, any agreement with an Investment Manager. Any duty of supervision or review of the acts, omissions or overall performance of the Investment Manager(s) shall be the exclusive responsibility of the Company, and the Trustee shall have no duty to review any securities or other assets purchased by an Investment Manager, or to make suggestions to an Investment Manager or to the Company with respect to the exercise or nonexercise of any power by an Investment Manager; provided, however, that the Trustee shall keep complete records of all transactions in accordance with Section 7.05 hereof (whether conducted by the Trustee or an Investment Manager) and shall not carry out any instruction from an Investment Manager which would violate the investment standards set forth in Schedule A hereto.

          Nothing contained in this Section 8.02 shall be deemed to authorize any Investment Manager as such to direct or otherwise cause assets to be transferred between Funds or subaccounts. Any investment authorization shall at all times be subject to the investment standards set forth in Schedule A hereto.


                  IX.  TRUSTEE'S GENERAL POWER
                       -----------------------

          The Trustee shall have, with respect to the Master Trust, the following powers, all of which powers are fiduciary powers to be exercised in a fiduciary capacity and in the best interests of this Master Trust and the purposes hereof, namely:

          9.01  Holding of Securities.  To hold any stocks,
                ---------------------
bonds, securities, and/or other property in the name of a nominee, in bearer form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), or by other titleholding device, without indication of trust and generally to exercise the powers of an owner, including without limitation the power to vote in accordance with instructions provided by the Company and to collect principal and interest payments, with respect to any such property whether so held or held in its own name, as Trustee, so long as the Trustee's records clearly indicate that the assets held are a part of a Fund.

          9.02  Borrowing.  To borrow money in such amounts and
                ---------
upon such terms as the Company may authorize in writing as necessary to carry out the purposes of this Master Trust, and to pledge any securities or other property for the repayment of any such loan as the Company may direct.

          9.03  Retention and Removal of Professional and
                -----------------------------------------
Employee Services.  To employ (upon authorization by the Company)
- -----------------
attorneys, accountants, custodians, engineers, contractors, clerks and agents (which may be affiliates of the Trustee or employees of such affiliates) to carry out the purposes of this Master Trust. The cost of any such employment shall be an administrative cost.

          9.04  Delegation of Ministerial Powers.  To delegate to
                --------------------------------
other persons, as agents of the Trustee, such ministerial powers and duties as the Trustee may deem to be advisable.

          9.05  Powers of Trustee to Continue Until Final
                -----------------------------------------
Distribution.  To exercise any of such powers after the date on
- ------------
which the principal and income of the Funds under the Master Trust shall have become distributable and until such time as the entire principal of, and income from, the Master Trust shall have been actually distributed by the Trustee. It is intended that distribution of one or more of the Funds under the Master Trust will occur as soon as possible after termination of the Master Trust or any Fund, subject, however, to the limitations contained in Article V hereof.

          9.06  Discretion in Exercise of Powers.  Except as
                --------------------------------
specifically limited herein, to do any and all other acts which the Trustee shall deem proper to effectuate the powers specifically conferred upon it by this Agreement, including without limitation, if authorized by the Company in writing, commencing or defending suits or legal proceedings to protect the Funds.

          9.07  Deposition of Funds.  To the extent it shall
                -------------------
constitute a Permitted Investment or shall be temporary pending further investment, to invest in common trust funds maintained by the Trustee or its affiliate and to deposit funds in interest bearing account deposits maintained by or savings certificates issued by Mellon Bank, N.A. in its separate corporate capacity, or in any other banking institution affiliated with Mellon Bank, N.A.; provided, however, that the assets of a Qualified Fund may
       --------  -------
only be so deposited if the requirements of Applicable Tax Law are met.

          9.08  Market Inventory Funds.  To maintain and operate
                ----------------------
one or more market inventory funds as a vehicle to exchange securities among Funds without alienating the property from the Trust.

          9.09  Loaning of Securities.  To the extent it shall
                ---------------------
constitute a Permitted Investment, to loan securities (including securities held in a common trust fund maintained by the Trustee or an affiliate) to brokers or dealers or other borrowers under such terms and conditions as the Trustee, in its absolute discretion, deems advisable, to secure the same in any manner permitted by law and the provisions of this Agreement, and during the term of any such loan, to permit the loaned securities to be transferred into the name of and voted by the borrowers or others, and, in connection with the exercise of the powers hereinabove granted, to hold any property deposited as collateral by the borrower pursuant to any master loan agreement in bulk or otherwise, together with the unallocated interests of other lenders, and to liquidate and retain any such property upon the default of the borrower, and to receive compensation therefor out of any amount paid by or charged to the account of the borrower.

          9.10  Retention of Uninvested Cash.  To hold such
                ----------------------------
uninvested cash as may be reasonably required with its commercial bank or that of an affiliate for the timely disbursement of funds under this Agreement without incurring any liability for the payment of interest thereon. All other cash allocable to a Fund shall be placed in an interest bearing account (which may be with the Trustee or an affiliate of the Trustee) immediately upon the receipt thereof by the Trustee pending further investment or the disbursement thereof.


                 X. TRUSTEE'S INVESTMENT POWERS
                    ---------------------------

          10.01  General Investment Powers.  The Trustee
                 -------------------------
recognizes the authority of an Investment Manager to manage, invest, and reinvest the assets in an Investment Account pursuant to an Investment Manager Agreement and as provided in Article VIII of this Agreement, and the Trustee agrees to cooperate with any Investment Manager as deemed necessary to accomplish these tasks. Notwithstanding the foregoing, to the extent that the assets of the Funds under the Master Trust have not been segregated into an Investment Account to be invested by an Investment Manager, the Trustee, subject to the limitations contained in Schedule A hereto, shall have the power to invest such assets in accordance with the written directions of the Company and, as to Qualified Funds, in conformity with the limitations set forth in Section 468A of the Code and the regulations thereunder.


                        XI. MISCELLANEOUS
                            -------------

          11.01  Headings.  The section headings set forth in
                 --------
this Agreement and the Table of Contents are inserted for convenience of reference only and shall be disregarded in the construction or interpretation of any of the provisions of this Agreement.

          11.02  Particular Words.  Any word contained in the
                 ----------------
text of this Agreement shall be read as the singular or plural and as the masculine, feminine, or neuter as may be applicable or permissible in the particular context. Unless otherwise specifically stated, the word "person" shall be taken to mean and include an individual, partnership, association, trust, company, or corporation.

          11.03  Severability of Provisions.  If any provision of
                 --------------------------
this Agreement or its application to any person or entity or in any circumstances shall be invalid and unenforceable, the application of such provision to persons and in circumstances other than those as to which it is invalid or unenforceable, and the other provisions of this Agreement, shall not be affected by such invalidity or unenforceability.

          11.04  Delivery of Notices Under Agreement.  Any
                 -----------------------------------
notice, direction or instruction required by this Agreement to be given to the Company or the Trustee shall be deemed to have been properly given when mailed, postage prepaid, by registered or certified mail, to the person to be notified as set forth below:

          If to the Company:

          PENNSYLVANIA POWER COMPANY
          1 East Washington Street
          P. O. Box 891
          New Castle, PA  16103-0891
          Attention:  Treasurer

          If to the Trustee:

          Mellon Bank, N.A.
          One Mellon Bank Center, Room 3346
          Pittsburgh, Pennsylvania 15258
          Attention:  Institutional Trust Department

The Company or the Trustee may change the above address by delivering notice thereof in writing to the other party.

          11.05  Alterations and Amendments.  The Trustee and the
                 --------------------------
Company understand and agree that modifications or amendments may be required to this Agreement, and to the exhibits and schedules hereto, from time to time to effectuate the purpose of the Master Trust and to comply with Applicable Law, Applicable Tax Law, any Order, any changes in tax laws, regulations or rulings (whether published or private) of the Service and any similar state taxing authority, and any other changes in the laws applicable to the Company or the Units. This Agreement, and the exhibits and schedules hereto, may be altered or amended to the extent necessary or advisable to effectuate such purposes or to comply with such Applicable Law, Applicable Tax Law, Order or changes.

          Otherwise, this Agreement, and the exhibits and schedules hereto, subject to and in conformity with Section 15 of any applicable Supplement, may be amended, modified, or altered for any purpose requested by the Company so long as such amendment, modification, or alteration does not affect the use of the assets of any Fund or subaccount to pay the costs of Decommissioning to which they are dedicated.

          Any alteration or amendment to, or modification of, this Agreement or an exhibit hereto must be in writing and signed by the Company and the Trustee. Schedules to this Agreement may be amended, modified or altered by delivery of such amended, modified or altered schedule to the Trustee together with notice that such amended, modified or altered schedule shall be effective forthwith or at such later date as specified in the notice. The Trustee shall execute any such alteration, modification or amendment required to be executed by it and shall accept and be governed by any amended, modified or altered schedule delivered to it but shall have no duty to inquire or make any investigation as to whether any amendment, modification or alteration is consistent with this Section 11.05. Notwithstanding the foregoing, no alteration, modification or amendment to this Agreement or any exhibit or schedule hereto shall have any effect whatsoever if it shall fail to comply with the terms and conditions set forth in the proviso to the second sentence of the first paragraph of this Section 11.05.

          Notwithstanding any other provision contained herein to the contrary, this Agreement may not be amended so as to violate
Code Section 468A or the regulations thereunder.

          11.06  Successors and Assigns.  Subject to the
                 ----------------------
provisions of Sections 2.09 and 7.01, this Agreement shall be binding upon and inure to the benefit of the Company, the Trustee and their respective successors, assigns, personal representatives, executors and heirs.



          11.07  Governing Law; Jurisdiction; Certain Waivers.
                 --------------------------------------------
The Master Trust and all questions pertaining to its validity, construction, and administration shall be determined in accordance with the laws of the Commonwealth of Pennsylvania to the extent not superseded by Federal law.

          11.08  Accounting Year.  The Master Trust shall operate
                 ---------------
on an accounting year which coincides with the calendar year, January 1 through December 31.

          11.09  Counterparts.  This Agreement may be executed in
                 ------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11.10  Decommissioning Liability.  Nothing in this
                 -------------------------
Agreement is intended to impose any responsibility on the Trustee for overseeing or paying the cost of the Decommissioning of the Units or any of them other than, in the case of the Trustee, the disbursement of funds in accordance with Article V hereof.

          IN WITNESS WHEREOF, the Company and the Trustee have set their hands and seals to this Agreement as of the day and year first above written.

                              PENNSYLVANIA POWER COMPANY



                              By  /s/  Robert P. Wushinske
                                 -------------------------

                              Attest: /s/  Randy Scilla
                                     ---------------------

                              MELLON BANK, N.A.



                              By  /s/ Earl G. Kleckner
                                --------------------------


                              Attest: /s/  Denise A. Fuhrer
                                     ----------------------















COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss:
COUNTY OF ALLEGHENY           )




          I, Laurie A. Adams, a Notary Public in and for the
             ---------------
aforesaid jurisdiction, do hereby certify that Earl G. Kleckner
                                               ----------------
            and Denise A. Fuhrer, who are personally known to
- ----------      ----------------
me to be the persons who executed the foregoing Master Decommissioning Trust Agreement, personally appeared before me in the aforesaid jurisdiction, and as Vice President and
                                   --------------
Assistant Officer of Mellon Bank, N.A., and by virtue of the
- -----------------
power and authority vested in them, acknowledged the same to be the act and deed of Mellon Bank, N.A., and they executed the same as such.

          Given under my hand and seal this 21st day of April
                                            ----        -----
1995.

[NOTARIAL SEAL]


                         /s/  Laurie A. Adams
                         ------------------------------------
                         Notary Public, State of Pennsylvania

                         My commission expires July 26, 1997
                                               --------------

                           SCHEDULE A


Beaver Valley No. 1
- -------------------

     Qualified Fund:

          Investments permitted from time to time under Section
468A of the Code and Regulations thereunder, unless the investments permitted with respect to Beaver Valley No. 1
Nonqualified Funds would be more restrictive, in which case, the investments permitted with respect to Beaver Valley No. 1
Nonqualified Funds shall control.

     Nonqualified Fund:

          No restrictions on permitted investments other than as imposed by Applicable Law.


Perry No. 1
- -----------

     Qualified Fund:

          Investments permitted from time to time under Section 468A of the Code and Regulations thereunder, unless the investments permitted with respect to Perry No. 1 Nonqualified Funds would be more restrictive, in which case, the investments permitted with respect to Perry No. 1 Nonqualified Funds shall control.

     Nonqualified Fund:

          No restrictions on permitted investments other than as imposed by Applicable Law.


Beaver Valley No. 1 and Perry No. 1
- -----------------------------------

     All Funds:

          No investment of the Funds shall be made (i) in the Company or an affiliate of the Company or (ii) in securities issued by any owner of the Perry Nuclear Power Plant or the Beaver Valley Power Station.

                                                        EXHIBIT A






                    CERTIFICATE NO.
                    -------------------------



          The undersigned [Authorized Representative of Pennsylvania Power Company (Company), a Pennsylvania corporation] being duly authorized and empowered to execute and deliver this Certificate, hereby certifies that payments in the amounts and to the payees listed below are for obligations duly incurred for the Decommissioning of [insert name of Unit] and hereby directs the Trustee of the Pennsylvania Power Company Master Decommissioning Trust (Master Trust), pursuant to Article V of the Master Trust Agreement to pay to each payee listed, including the Company if so listed, (Payees) in Exhibit 1 hereto, the amounts set forth therein, and certifies that the payments requested are proper expenditures of the Master Trust.

          Accordingly, request is hereby made that the Trustee provide for the withdrawal of $____________ from the [insert name of Unit and Fund and Subaccount(s)] in order to permit payment of such sum to be made to the Payees. You are further requested to disburse such sum, once withdrawn, directly to such Payees in the following manner: [CHECK/WIRE TRANSFER/_____________] on or before _______________, 1995.



          WITNESS MY HAND THIS ____ day of ____________, 1995.


                         [PENNSYLVANIA POWER COMPANY]



                         By___________________________________
                                Authorized Representative